UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2012 (July 25, 2012)

ANCESTRY.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34518	26-1235962
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 West 4800 North, Provo, UT		84604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 705-7000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On July 25, 2012, Ancestry.com Inc. (the “Company”) announced via a press release its preliminary results of operations for its quarter ended June 30, 2012. A copy of the press release is attached as Exhibit 99.1 hereto. The Company also posted on its website management’s presentation of highlights for the quarter ended June 30, 2012, a copy of which is attached as Exhibit 99.2, and management’s presentation of the DNA user experience, a copy of which is attached as Exhibit 99.3.

Exhibits 99.1 and 99.2 contain references to adjusted EBITDA and free cash flow, which are considered non-GAAP financial measures.

Management believes that adjusted EBITDA and free cash flow are useful measures of operating performance because they exclude items that the Company does not consider indicative of its core performance. In the case of adjusted EBITDA, the Company adjusts net income for such things as interest, income taxes, stock-based compensation and certain non-cash and non-recurring items. Free cash flow subtracts from adjusted EBITDA the capitalization of content databases, purchases of property and equipment, and cash paid for income taxes and interest. However, these non-GAAP measures should be considered in addition to, not as a substitute for or superior to, net income and net cash provided by operating activities, or other financial measures prepared in accordance with GAAP. A reconciliation to the GAAP equivalents of these non-GAAP measures is contained in the press release and is also posted on the Company’s website.

Management uses adjusted EBITDA and free cash flow as measures of operating performance; for planning purposes, including the preparation of the annual operating budget; to allocate resources to enhance the financial performance of the Company’s business; to evaluate the effectiveness of the Company’s business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of the Company’s results with those of other companies; and in communications with the Board of Directors concerning the Company’s financial performance. The Company also uses adjusted EBITDA and has used free cash flow as factors when determining management’s incentive compensation.

The information in this Item 2.02 (including the related information in Exhibits 99.1, 99.2 and 99.3) shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 9.01 Financial Statements and Exhibits.

(d)	Exhibit	Description

	99.1	Press release dated July 25, 2012 by the Company reporting its preliminary results of operations for the quarter ended June 30, 2012.

	99.2	Management presentation of highlights for the quarter ended June 30, 2012.

	99.3	Management presentation of DNA user experience.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCESTRY.COM INC.
(Registrant)

Date: July 25, 2012	By:	/s/ William C. Stern
William C. Stern
General Counsel

INDEX OF EXHIBITS

Exhibit	Description

99.1	Press release dated July 25, 2012 by the Company reporting its preliminary results of operations for its quarter ended June 30, 2012.

99.2	Management presentation of highlights for the quarter ended July 30, 2012.

99.3	Management presentation of DNA user experience.